S H A R E H O L D E R S   M E E T I N G
This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries. Actual results may differ materially from these projections. Please see our most recent Annual Report on Form 10-K for additional information concerning factors that could cause results to differ.
Exhibit 99.2

-4 to -5%
9.5%
6.8%
9.4%
20.9%
5.8%
13.0%
-6.6%
-10%
-5%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
3.5%
8.0%
7.5%
7.1%
0.1%
4.4%
4.0%
2.0%
0%
5%
10%
15%
20%
25%
2001 2002 2003 2004 2005 2006 2007 2008
Capacity growth is slowing
(year-over-year %
available seat mile (ASM) growth)
forecast
forecast

Load factors are holding up
68.4%
68.1%
70.0%
72.9%
75.9%
76.6%
76.2%
60%
65%
70%
75%
80%
2001 2002 2003 2004 2005 2006 2007
62.9%
62.4%
63.9%
69.3%
72.8%
74.1%
73.4%
60%
65%
70%
75%
80%
2001 2002 2003 2004 2005 2006 2007

Revenue trend is positive (in millions) $2,153 $2,224 $2,445 $2,724 $2,975 $3,334 $3,506 $2,000 $2,500 $3,000 $3,500 $4,000 2001 2002 2003 2004 2005 2006 2007

Adjusted net income falling due to higher costs
(in millions)
($88)
($68)
($31)
$5
$55
$138
$92
~ ($20)
($100)
($50)
$0
$50
$100
$150
2001 2002 2003 2004 2005 2006 2007 2008*
est.
Earnings
per share ($3.33) ($2.54) ($1.16) $0.19 $1.78 $3.45 $2.28
*First Call mean estimate as of 5/19/08

3.4% 5.3% 7.9% 6.1% 0% 2% 4% 6% 8% 10% 12% 14% 2004 2005 2006 2007 AAG Return on Invested Capital Committed to providing returns to capital providers Adjusted for hedge MTM and unusual items Goal

Alaska Air Group
Adjusted net income/loss

Adjusted net income/loss

($11.0)
($2.4)
($7.6)
($5.8)
$3.0
$5.0
($7.2)
($8.3)
($12)
($9)
($6)
($3)
$0
$3
$6
2001 2002 2003 2004 2005 2006 2007 2008 est.
JP Morgan estimate 5/19/08
Industry
(in billions)
($68)
($31)
$5
$55
$138
$92
~ ($20)
($88)
($100)
($50)
$0
$50
$100
$150
2001 2002 2003 2004 2005 2006 2007 2008 est.*
(in millions)
Industry estimated losses on par with 9/11
*First Call mean estimate as of 5/19/08

$3
($16)
($36)
($40)
($35)
($30)
($25)
($20)
($15)
($10)
($5)
$0
$5
2006 2007 2008
Q1 adjusted net income
(in millions)
$163
$194
$283
$100
$150
$200
$250
$300
2006 2007 2008
Q1 fuel cost*
(in millions)
* Net of hedging
Rapidly rising fuel is the cause

Good progress controlling non-fuel unit costs
Cost per available seat mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004
2005 2006
8.01¢
7.81¢
2007
Continuous
improvement
7.50¢
2008
target
7.50¢

Good progress controlling non-fuel unit costs
13.35¢
14.19¢
18.95¢
13.58¢
15.80¢
15.99¢
14.58¢
12¢
14¢
16¢
18¢
20¢
2001 2002 2003 2004 2005 2006 2007 2008
target
Continuous
improvement
Cost per available seat mile
excluding fuel
14.7¢
to 14.8¢

Industry Wall Street headlines “There will be blood” “Last man standing” “Perfect storm” “War of attrition”

MaXjet Big Sky aloha AIRLINES ATA skybus eos CA am

Sources: ATA Apr-08
Some have ceased operation
Mergers
Major fleet transitions
Capacity reductions
Capital expenditure reduction
Halt investor return programs
Employee freeze/reduction
Outsourcing costs
No profitability
MAXjet                        12/25/07
Big Sky                          1/7/08
Aloha                            3/31/08
ATA                                4/2/08
Skybus                            4/5/08
Frontier                        4/11/08
EOS                              4/26/08
Champion                     5/31/08
Mesa Air Midwest             6/30/08
The rest face dramatic change No longer operating or in bankruptcy

Will we survive the
industry crisis?
• Rapidly deteriorating industry
conditions make the continued
execution of our plan all the
more critical
• We’re optimistic because of
our progress over the last
seven years
• Our ability to change and adapt
will determine our survival and
long-term prosperity

Alaska Air Group

Crude oil $ per barrel
$50
$25
$0
1993
1994
1995
1996
1997
1998
1999
2000
2001

Source: Bloomberg Oil as we knew it

Alaska Air Group

Crude oil $ per barrel
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

$0 $25 $50 $75 $100 $125 Source: Bloomberg Our world has changed $100/barrel or $1 billion annual economic fuel cost $1 per barrel = $10 million of pretax income

Source: Public Data, Bloomberg,
1 Totals are annualized or estimated from Jet or heating oil positions. Assumes a heating oil crack spread of 41c/gal and a jet fuel crack spread of 60c/gal.
2 Values shown are crude oil equivalents.
3 2008 column reflects fuel hedge data for the remainder of 2008.
2008
3
2009
Hedged $/BBL
2
70% $51
50% $76
34% $90
50% $99
30% $75
31% $84
9% $92
40% $102
30% $104
25% $90
Hedged $/BBL
2
55% $51
20% $92
- -
20% $97
- -
2% $95
- -
10% $86
- -
- -
May 5, 2008
Southwest
Alaska
jetBlue
AirTran
1
American
US Airways
1
Continental
1
Delta
1
Northwest
United
1
Air Group has the second best hedge
position in the industry

Source:  10K reports as of Dec. 31, 2007
An all-737 fleet by October
December 2008
737-800
46
737-700
20
737-900
12
737-400
38
All-737 Fleet
116 aircraft
17.5
15
13
12.8
10.8
10
9.4
7.6
4
3.1
0 3 6 9 12 15 18
Northwest
American
United
Delta
US Air
Continental
Southwest
Alaska 2009
AirTran
JetBlue
Average fleet age (years)

Alaska Airlines

Fuel Consumption
(Gallons/passenger)

Alaska’s aircraft most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• 1,000 statute miles
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Source: The Boeing Company
Better
10.76
11.16
11.65
12.38
12.63
12.75
13.12
15.36
16.49
3
8
13
18
737-900
172 seats
737-800
157 seats
A320
149 seats
757-200
182 seats
737-700
124 seats
737-400
144 seats
A319
122 seats
MD-80
140 seats
DC-9 140
125 seats
Fuel gallons per passenger

Moving to Q400 single type fleet by 2010 ~50 aircraft December 2009 Q400 ~50 Q200 16 Q200 16 70 aircraft CRJ 700 21 Q400 33 December 2007

Benefits of single fleet
Employees
• Reduced stress
• Better crew utilization
• Simplification of training
programs
• Improved proficiency
Scheduling
• More flexible scheduling
• Higher dispatch reliability
• Reduced crew deadheading
• Reduced seat spoilage
• Fewer spare aircraft required
Operations
• Simpler parts handling
• Consistent parking diagrams
• Standardization (parts, training,
equipage, etc.)
• Major economic efficiencies
Customers
• Improved reliability
• Product quality, consistency
• Reduced denied boardings (due to
equipment swaps)

Horizon’s aircraft are among the
most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger

The Q400:
The right aircraft at the right time
For our customers:
• Fast
- 415 mph cruise speed
- Pure jet block times @ 500 miles
• Quiet and comfortable
• Prop and ANVS technology
For our business plan:
• Cost-efficient
- Best economics of any regional
aircraft
• Flexible/High Performance
- Airfield access
- Low-visibility technology
For the environment:
• Fuel-efficient, quieter, greener

The “comfortably greener” Q400
•Consumes 30% less fuel
than
other 70-80 seat class aircraft
- More fuel-efficient per passenger
than average auto
•Produces 30% less carbon
emissions than other 70-80
seat class aircraft
•Among the world’s quietest
aircraft
-
Produces 10 db less noise
than
70-seat jets

Horizon Air

Gallons per 1,000 ASM

Alaska Airlines

Gallons per 1,000 ASM

Reducing our carbon footprint
15
12
10
12
14
16
18
2006 2010
Emissions reduction
equivalent
to taking 33,500 cars
off the road per year
20% Reduction
14.5
17.4
10
12
14
16
18
2002 2008
17% Reduction
Emissions reduction
equivalent
to taking 130,000 cars
off the road per year

New cities since 2001
New cities since 2001
* Service to Flagstaff begins June 23, 2008
Lihue (Kauai)
Lihue (Kauai)
Honolulu (Oahu)
Honolulu (Oahu)
Kahului** (Maui)
Kahului** (Maui)
Cancun
Cancun
Loreto
Loreto
Flagstaff*
Flagstaff*
Kamloops
Kamloops
Prince George
Prince George
Santa Barbara
Santa Barbara
Santa Rosa
Santa Rosa
Las Vegas
Adak
Adak
Anchorage
Mexico
City
Mexico
City
Guadalajara
Guadalajara
La Paz
La Paz
Washington D.C.
Washington D.C.
Miami
Miami
Orlando
Orlando
Boston
Boston
Dallas
Dallas
New York
(Newark)
New York
(Newark)
Denver
Denver
Seattle
Portland
Los Angeles
** Service to Maui begins July 17, 2008

Adak
Adak
Lihue (Kauai)
Lihue (Kauai)
Honolulu (Oahu)
Honolulu (Oahu)
Kahului* (Maui)
Kahului* (Maui)
Mexico
City
Mexico
City
Cancun
Cancun
Guadalajara
Guadalajara
La Paz
La Paz
Loreto
Loreto
Miami
Miami
Orlando
Orlando
Washington D.C.
Washington D.C.
Boston
Boston
Kamloops
Kamloops
Santa Barbara
Santa Barbara
Santa Rosa
Santa Rosa
Prince George
Prince George
Flagstaff**
Flagstaff**
Denver
Denver
Dallas
Dallas
New York
(Newark)
New York
(Newark)
Kona
Kona
Minneapolis
Minneapolis
Seattle
New cities
New cities

West Most Schedule
• Frequent flights, easy-to-
remember schedules
• Hourly Seattle - LAX flights
• 35 Seattle - LA Basin daily round
trips
• 24 Seattle - Bay Area daily
round trips
• Flights every other hour between
Seattle and Orange County, San
Francisco, San Diego, San Jose
and Oakland
West Most Schedule
• Frequent flights, easy-to-
remember schedules
• Hourly Seattle - LAX flights
• 35 Seattle - LA Basin daily round
trips
• 24 Seattle - Bay Area daily
round trips
• Flights every other hour between
Seattle and Orange County, San
Francisco, San Diego, San Jose
and Oakland
Seattle
Seattle
Los Angeles Intl.
Los Angeles Intl.
Portland
Portland
San Diego
San Diego
Burbank
Burbank
Medford
Medford
Redmond
Redmond
Vancouver
Vancouver
Long Beach
Long Beach
Oakland
Oakland
Ontario
Ontario
Orange
County
Orange
County
Redding
Redding
Santa Barbara
Santa Barbara
Sacramento
Sacramento
Fresno
Fresno
Spokane
Spokane
Arcata/Eureka
Arcata/Eureka
San Francisco
San Francisco
San Jose
San Jose
Santa Rosa
Santa Rosa

Airport of the Future

Greatly improved on-time performance 73.0% 76.7% 78.0% 72.4% 73.3% 69.7% 64% 68% 72% 76% 80% 2005 2006 2007 Jan Feb Mar 0 5 10 15 20 % On time Rank 2008 3 4 10 th 12 th 17 th 19 th th rd

Fundamental requirements
• Maintain highest standards of safety & compliance
• Get the basics right – reliability/on-time performance/
baggage
• Fly the right schedules in the right markets with our
young, fuel-efficient fleet
• Differentiate by providing a delightful customer
experience that drives a revenue premium
• Have competitive costs in every controllable area

Alaska Air Group is well prepared to
weather the storm
• Conservative balance sheet with strong liquidity
• Young, fuel-efficient, simple fleet
• Strong fuel hedge portfolio
• Good progress with cost reduction
• Strong network of codeshare partners,
poised to benefit from Trans-Pac growth
• The PNW and Alaska may fare better
economically than other regions
• Management team committed to shareholder returns